Registration No. 811-02753
Registration No. 002-59353

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Post-Effective Amendment No.	87	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	87	☒

(Check appropriate box or boxes)
GUGGENHEIM VARIABLE FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
805 KING FARM BOULEVARD, SUITE 600, ROCKVILLE, MARYLAND 20850
(Address of Principal Executive Offices/Zip Code)
Registrant’s Telephone Number, including area code:
(301) 296-5100

Copies To:
Donald C. Cacciapaglia, President Guggenheim Variable Funds Trust 805 King Farm Boulevard Suite 600 Rockville, MD 20850	Amy J. Lee, Chief Legal Officer Guggenheim Variable Funds Trust 805 King Farm Boulevard Suite 600 Rockville, MD 20850	Julien Bourgeois Dechert LLP 1900 K Street, NW Washington, DC 20006
(Name and address of Agent for Service)

Approximate date of proposed public offering: Effective Date of this Post Effective Amendment
It is proposed that this filing will become effective (check appropriate box):
☐    immediately upon filing pursuant to paragraph (b) of Rule 485
☒    on January 28, 2015 pursuant to paragraph (b) of Rule 485
☐    60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐    on ________ pursuant to paragraph (a)(1) of Rule 485
☐    75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐    on ________ pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Variable Funds Trust	|	Alternative	|	1.28.2015

Guggenheim Variable Funds Prospectus

Series Name
Series Z (Alpha Opportunity Series)

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

SBLVTZ-0115x0515	guggenheiminvestments.com

i | PROSPECTUS

SERIES SUMMARY
Series Z (Alpha Opportunity Series)

INVESTMENT OBJECTIVE
Series Z (Alpha Opportunity Series) (the "Series") seeks long-term growth of capital.
FEES AND EXPENSES OF THE SERIES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. If such fees and expenses were reflected, the overall expenses would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Other Expenses	1.46%
Total Annual Fund Operating Expenses[1]	2.71%
Fee Waiver (and/or Expense Reimbursement)[2]	-0.36%
Total Annual Fund Operating Expenses After Fee Waiver (and/or Expense Reimbursement)	2.35%

[1]	Total Annual Fund Operating Expenses reflect the fees and expenses of the Series as of December 31, 2014.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2016 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to an annual percentage of average daily net assets of the Series to 2.35%. The Series may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager has also agreed through May 1, 2016, to waive the amount of the Series’ management fee to the extent necessary to offset the proportionate share of any management fee paid by the Series with respect to any Series investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager.  The Investment Manager is entitled to reimbursement by the Series of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement provided the Operating Expenses do not exceed the then-applicable expense cap . Each agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Series’ Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.
The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$238	$807	$1,403	$3,015
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

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PORTFOLIO TURNOVER
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 0% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Series Z (Alpha Opportunity Series) pursues its objective by investing, under normal market conditions, in long and short positions of domestic equity and equity-related securities (including swaps and other derivative investments giving long or short exposure to domestic equity securities).
The Investment Manager uses a proprietary evaluation process to generate an expected return for individual stocks that considers market risks generally and risks specific to the companies in which the Series invests. Market risk factors include, among other factors, company size, enterprise value, and sector. The Investment Manager seeks to construct portfolios of equity-related exposures that maintain long positions in risk factors that the Investment Manager considers to be undervalued by the equity markets and sells short risk factors that the Investment Manager considers to be overvalued. The process uses fundamentally-based, forward-looking forecasts of equity cash flows to generate return expectations for individual stocks. Then, the expected returns for the universe of stocks is further evaluated using quantitative techniques to estimate the market’s implied valuation of broad market risk factors as well as the company-specific risks unique to each company. Finally, a portfolio is constructed within guidelines that buys long the stocks (or derivatives that give exposure to stocks) that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and sells short stocks (or derivatives that give exposure to stocks) for which those characteristics are perceived to be overpriced. “Alpha” in the Series’ name refers to the potential for the Series’ portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Series will achieve its objective of long-term growth of capital, and an investment in the Series involves significant risk.
The Series will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Series' net assets for both the long and short positions. That level of exposure is obtained through derivatives, including swap agreements. The Investment Manager intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions) for the portfolio, typically varying between 50% net long and 30% net short in order to maintain low correlation to traditional equity markets, lower than market volatility and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Investment Manager’s view of current market conditions, be outside this range.
The Series may invest in domestic equity securities, including small-, mid-, and large-capitalization securities. The Series also may invest in derivative instruments, including swaps on selected baskets of equity securities, to enable the Series to pursue its investment objective without investing directly in the securities of companies to which the Series is seeking exposure. The Series may also invest in derivatives to hedge or gain leveraged exposure to a particular sector, industry, risk factor, or company depending on market conditions. The Series will often invest in instruments traded in the over the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Series also may enter into long positions or short sales of broad-based stock indices for hedging purposes in an effort to reduce the Series’ risk or volatility. The use of derivatives may create a leveraging effect on the Series which will force the Series to take offsetting positions or earmark or segregate assets to be used as collateral. The Series actively trades its investments without regard to the length of time they have been owned by the Series, which results in higher portfolio turnover.
While the Series anticipates investing in these securities and instruments to seek to achieve its investment objective, the extent of the Series’ investment in these instruments may vary from day-to-day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Series may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions or for defensive purposes to seek to avoid losses during adverse market conditions. The Series also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.
Under adverse market conditions, the Series may make temporary defensive investments and may be unable to pursue or achieve its investment objective during that time.

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PRINCIPAL RISKS
The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are summarized below.
Counterparty Credit Risk—The Series makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Series is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Series, the Series may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Series will decrease.
Credit Risk—The Series could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument.
Derivatives Risk —Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Series’ other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Series’ use of derivatives to obtain short exposure may result in greater volatility. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Series invests are traded (and privately negotiated) in the over-the-counter ("OTC") market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Series invests.
Swap Agreements Risk—Swap agreements are contracts among the Series and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Futures Contracts Risk -Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Series may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Series or its Investment Manager, thus limiting the ability to implement the Series’ strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Series’ NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk -Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Series or its Investment Manager, thus limiting the ability to implement the Series’ strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Equity Securities Risk—Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

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Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.
Leverage Risk—The Series’ use of leverage, through borrowings or instruments such as derivatives, may cause the Series to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Series to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Series’ net asset value, causing the Series to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.
Management Risk—The Series is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Series to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.
Market Risk—The value of, or income generated by, the securities held by the Series may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world because of the interconnected global economies and financial markets.
Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series.
Repurchase Agreement and Reverse Repurchase Agreement Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Series or, in the case of a reverse repurchase agreement, the securities sold by the Series, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Series reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Series’ yield.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Series to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Series’ ability to engage in short selling.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual returns for one, five and ten years have compared to those of a broad measure of market performance. The information shows how the Series’ performance compares with the returns of a secondary index consisting of a Morningstar category average consistent with the Series’ investment strategy. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.
The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower.
Important Note: Effective January 28, 2015, significant changes to the Series’ principal investment strategies and portfolio managers were made. In connection with these changes, the Series also added a second benchmark, the Morningstar Long/Short Equity Category Average. Please note that the Series’ performance track record prior to January 28, 2015 related only to the Series’ former investments, which were materially different from those currently pursued by the Series and thus is not indicative of the Series’ future performance.

4 | PROSPECTUS

Highest Quarter Return		Lowest Quarter Return
Q3 2010	15.79%	Q4 2008	-21.68%
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Series Z (Alpha Opportunity Series)	9.36%	14.27%	8.98%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Morningstar Long/Short Equity Category Average (reflects no deductions for fees, expenses or taxes)	2.96%	7.44%	6.06%
MANAGEMENT OF THE SERIES
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Series. Farhan Sharaff, Jayson Flowers, Samir Sanghani and Burak Hurmeydan are primarily responsible for the day-to-day management of the Series, and each holds the title of “Portfolio Manager” with the Investment Manager. They have co-managed the Series since January 2015.
PURCHASE AND SALE OF SERIES' SHARES
Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.
TAX INFORMATION
Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.
PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Series through a broker/dealer, financial representative or other financial intermediary, the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

PROSPECTUS | 5

Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Series may change the Series’ investment objectives and strategies at any time without shareholder approval. The Series will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. As with any investment, there can be no guarantee the Series will achieve its investment objective.
The Series may, from time to time, take temporary defensive positions that are inconsistent with the Series’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Series may invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities or repurchase agreements. The Series may be unable to pursue or achieve its investment objective during that time and temporary defensive investments could reduce the benefit to the Series from any upswing in the market.
The Series’ holdings of certain types of investments cannot exceed a maximum percentage of net assets. Percentage limitations are set forth in this Prospectus and/or the Series’ Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Series’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on the Series’ share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Series’ other investments. The Portfolio Managers of the Series have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help the Series achieve its objective. In seeking to meet its investment objective, the Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series’ investment program. Investors should be aware that the investments made by the Series and the results achieved by the Series at any given time are not expected to be the same as those made by other mutual funds for which the Series’ Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Series is subject to certain investment policy limitations referred to as “fundamental policies.” The full text of the Series’ fundamental policies is included in the SAI.
Descriptions of Principal Risks

Additional information on the principal risks of the Series is described below. A Portfolio Manager for the Series has considerable leeway in choosing investment strategies and selecting securities that the Portfolio Manager believes will help the Series achieve its investment objective. Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments. In seeking to meet its investment objective and to adapt to changing economic environments, the Series’ assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series’ investment program, including some that may not be listed in this Prospectus.
In addition, investors should note that, to the extent authorized by law, the Series reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.
Counterparty Credit Risk—The Series may invest in financial instruments and OTC-traded derivatives (including equity index swap agreements) involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Series may use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments, the Series is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Series, the Series may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Series will decrease.

6 | PROSPECTUS

The Series bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.
Credit Risk —The Series could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Series' income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Series could lose money. This risk is especially acute with respect to high yield fixed-income instrument s (i.e., “junk bonds”). Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition that could lower the credit quality (or the market's perception of the credit quality) of an issuer or instrument , leading to greater volatility in the price of the instrument and in shares of the Series. A change in the credit quality rating of an instrument can have a rapid, adverse affect on the instrument 's liquidity and make it more difficult for the Series to sell at an advantageous price or time. Any applicable limitation on the credit quality of an issuer or instrument in which the Series may invest is applied at the time the Series purchases the instrument .
The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings. Investment grade instruments are fixed-income instrument s that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality.
Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument , the Series will use the higher rating for purposes of determining the instrument ’s credit quality. The Investment Manager’s credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
Derivatives Risk—The Series may invest a percentage of its assets in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Series’ principal investment strategies, to pursue its investment objective and to create economic leverage in the Series, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Series’ portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Series to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Series’ other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose the Series to the performance of securities that the Series does not own. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Series to be subject to additional regulations, which may generate additional Series expenses. These practices also entail transactional expenses and may cause the Series to realize higher amounts of short-term capital gains than if the Series had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose the Series to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which the Series invests.
Certain of the derivatives in which the Series invests are traded (and privately negotiated) in the over-the-counter ("OTC") market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Series. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Series and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or

PROSPECTUS | 7

liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Series is subject to counterparty credit risk with respect to such derivative contracts.
The Investment Manager is subject to registration and regulation as a commodity pool operator under the Commodity Exchange Act with respect to its service as Investment Manager to the Series. As a result, the Investment Manager and the Series are subject to the Commodity Futures Trading Commission (“CFTC”) recordkeeping, reporting and disclosure requirements. These requirements may cause the Series to incur additional expenses.
Swap Agreements Risk—Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Series may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps and credit default swaps. The Series may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Series’ ability to enter into swap agreements.
Futures Contracts Risk—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Series may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Series’ NAV. Exchanges can limit the number of options that can be held or controlled by the Series or the Investment Manager, thus limiting the ability to implement the Series’ strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk—The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Series or the Investment Manager, thus limiting the ability to implement the Series’ strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Series are small in relation to the market value of the investments underlying the options, the Series is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

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The Series may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Series’ custodian). As a seller of covered call options, the Series faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Equity Securities Risk—The Series may invest in equity securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.
The Series’ investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Series, particularly if the Series has a small asset base. There is no guarantee that as the Series’ assets grow, it will continue to experience substantially similar performance by investing in IPOs. The Series’ investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise (or are expected to rise) sharply, causing the value of the Series’ securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Series, the more the Series’ share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows, but are expected to start increasing in the foreseeable future, with unpredictable effects on the markets and the Series’ investments. Thus, the Series currently faces a heightened level of interest rate risk. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.).
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, the Series' investment in securities with floating interest rates may prevent the Series from taking full advantage of decreasing interest rates in a timely manner.
Changing Fixed-Income Market Conditions—Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). If the Federal Reserve continues to taper or reverse its Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise suddenly and significantly. These policy changes may expose fixed-income markets to heightened volatility and reduced liquidity for certain Series investments, causing the value of the Series’ investments and share price to decline. If the Series invests in derivatives tied to fixed-income markets, it may be more substantially exposed to these risks than if the Series did not invest in derivatives. To the extent the Series experiences high redemptions because of these policy changes, the Series may experience increased portfolio turnover, which will increase the costs that the Series incurs and may lower the Series’ performance. The liquidity levels of the Series’ portfolios may also be affected.
Leverage Risk—The use of derivatives, reverse repurchase agreements, unfunded commitments and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate

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and substantial impact on the NAV of the Series. Leveraging may cause the Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Series must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits the Series from borrowing in an amount greater than 33 1/3% of its assets.
The Series is permitted to borrow money for certain purposes. To the extent that the Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV of any increase or decrease in the market value of the Series’ portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.
Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Series to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established liquid market for instruments in which the Series may invest, or there is a reduced number or capacity of traditional “market makers” with respect to fixed-income securities, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Series’ portfolio, the ability of the Series to assign an accurate daily value to these investments may be difficult and the Investment Manager may be required to fair value the investments. These risks may be magnified in a rising interest rate environment. For additional information about fair valuation, see “Determination of Net Asset Value.” Liquidity risk may also make it difficult for the Series to meet redemption requests.
The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income securities are at or near historic lows relative to market size. Market makers tend to provide stability and liquidity to fixed-income markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the fixed-income markets. As a result, the Series potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.
Management Risk—The Series is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Series, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Series to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing the Series and may also adversely affect the ability of the Series to achieve its investment objectives. Furthermore, active trading that can accompany active management will increase the costs the Series incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Series and, as a result, may lower the Series’ performance.
Market Risk—The value of, or income generated by, the securities held by the Series are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences including real or perceived changes in prevailing interest rates, investor confidence in economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by the Series will increase in value along with the broader markets. Volatility of financial markets can expose the Series to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Series in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Manager potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of the Series and the instruments in which the Series may invest, which may, in turn, affect the Series’ ability to pursue its investment objective and the Series’ performance.
Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives).

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These may impact the investment strategies, performance, costs and operations of the Series.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Series or, in the case of a reverse repurchase agreement, the securities sold by the Series, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by the Series exceeds the repurchase price payable by the Series; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Series enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Series' assets. As a result, such transactions may increase fluctuations in the net asset value of the Series’ shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Series reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Series’ yield.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Series to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The Series may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Series may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Series to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. The use of short sales may cause the Series to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Series’ ability to engage in short selling.
PORTFOLIO HOLDINGS
A description of the Series’ policies and procedures with respect to the disclosure of the Series’ underlying portfolio securities is available in the SAI.
Investment Manager

Security Investors, LLC (“Security Investors,” “Guggenheim Investments” or the “Investment Manager”), located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is the Series’ investment manager. On September 30, 2014, the aggregate assets under the investment management and supervision of the Investment Manager were approximately $28.9 billion.
The Investment Manager makes investment decisions for the assets of the Series and continuously reviews, supervises and administers the Series’ investment program. The Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association in such capacity. The Investment Manager acts as CPO of the Series.
MANAGEMENT FEES
The following chart shows the contractual investment management fees to be paid by the Series:

Contractual Management Fee (expressed as a percentage of average net assets)
Series Z (Alpha Opportunity Series)	1.25%
Additionally, as noted in the “Series Summary” section, the Investment Manager has contractually agreed through May 1, 2016 to waive fees and/or reimburse Series’ expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to 2.35% of average daily net assets. The Series may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than

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the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. As further noted in the “Series Summary” section, the Investment Manager has also agreed through May 1, 2016, to waive the amount of the Series’ management fee to the extent necessary to offset the proportionate share of any management fee paid by the Series with respect to any Series investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Manager is entitled to reimbursement by the Series of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The Investment Manager may only recoup such reimbursement when the Operating Expenses for the Series are less than the amount specified in the then-applicable expense limitation agreement. Each agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and may be terminated by the Series’ Board of Trustees.
In addition to any contractual waivers and expense reimbursements, the Investment Manager may waive some or all of its management fee to limit the total operating expenses of the Series to a specified level. The Investment Manager also may reimburse expenses of the Series from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of the Series is available in the Series’ annual report for the fiscal period ended December 31, 2013.
PORTFOLIO MANAGERS
The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the Series. The Portfolio Managers of the Series are as follows:
Farhan Sharaff, Portfolio Manager of the Investment Manager, has co-managed the Series since January 2015. Mr. Sharaff joined Guggenheim in May 2009 and is the Assistant Chief Investment Officer, Equities. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on boards of Transparent Value Trust and Guggenheim Global Investment plc.
Jayson B. Flowers, Portfolio Manager of the Investment Manager, has co-managed the Series since January 2015. Mr. Flowers joined Guggenheim Partners in 1998 and serves as the Head of Guggenheim’s Equity and Derivative Strategies where he manages the portfolios, risk, and trading across the Equity, Derivatives, Managed Futures, and Commodity Strategies. Mr. Flowers has close to 20 years’ experience in the financial markets with a focused concentration in portfolio management, risk management and trade execution across various sectors of the capital structure. His investment experience ranges in expertise from Managing Portfolios and Risk on Structured Product Investments, Global Equity Arbitrage, Alternatives, and Asset Backed Strategies, to Trading U.S. Government Agencies, Foreign Sovereign Debt, Commodities, Managed Futures, Currencies, and Derivatives. Prior to Guggenheim, Mr. Flowers was a founding partner of Adventure Capital, a Venture Capital and Merchant Banking company. Previously Mr. Flowers was at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.
Samir Sanghani, Portfolio Manager of the Investment Manager, has co-managed the Series since January 2015. Mr. Sanghani’s responsibilities include equity portfolio management, research, and development of strategies as head of the Quantitative Strategies Group in Santa Monica. He also leads a team of fundamental sector analysts covering US equities. Prior to joining the firm, he was portfolio manager of a value/opportunistic equity hedge fund. Mr. Sanghani also served as VP of Operations and Chief Compliance Officer at a multi-manager hedge fund firm offering fundamental and quantitative equity long/short strategies. Prior to this, he was a Management Consultant for six years at PriceWaterhouseCoopers. Mr. Sanghani holds a B.S. degree in Electrical and Computer Engineering from Rice University and an MBA from M.I.T. Sloan School of Management. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

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Burak Hurmeydan, Ph.D., Portfolio Manager of the Investment Manager, has co-managed the Series since January 2015. Dr. Hurmeydan joined Guggenheim in 2011 as an Analyst of Quantitative Strategies. Before joining Guggenheim, he was a Quantitative Risk/Research Analyst with Citadel Asset Management. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.
The SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Series.
Performance Information on the Investment Manager's Other Similar Accounts

Series Z (Alpha Opportunity Series)
The table below sets forth data relating to the historical performance of the Alpha Opportunities Long Short Equity Composite (the “Alpha Opportunities Composite”), a performance presentation of another account managed by Guggenheim Investments since September 1, 2013, which has substantially similar investment objectives, policies and strategies as the Series. The Alpha Opportunities Composite is comprised of accounts that seek to deliver consistent absolute returns with low correlation to traditional equity markets and lower than market volatility. The investment approach uses several macro factor models to invest in market segments that represent either good or poor value and security selection models based on shorter term company specific indicators. The portfolios select both long and short positions with the use of leverage and/or equity-related securities (including swaps and other derivative investments giving long or short exposure to domestic equity securities) to create an optimal combination of positive and negative return expectations while constraining overall portfolio risk.
The performance information for the Alpha Opportunities Composite is the net total return. Net total returns are calculated by reducing gross returns by the highest advisory fee currently charged by Guggenheim to manage this investment strategy and brokerage expenses. It does not reflect custodial fees. Also, as of 12/31/2014, the account in the Alpha Opportunities Composite was not a mutual fund and, thus, was not subject to the requirements of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code, which, if imposed, would have affected their performance, and it does not reflect transfer agency, custody fees, distribution fees, asset based sales charges and other expenses to which the Series is subject. Accordingly, the performance results of the Alpha Opportunities Composite are greater than what the Series’ performance would have been during the same period. In addition, because of limitations on borrowings and leverage to which the Series is subject, the Series will not be able to have the same investments in the same proportions as the account in the Alpha Opportunities Composite and will rely in part on derivatives to reach its investment exposure rather than direct investments and borrowings.
Guggenheim Investments Asset Management (GIAM) is a global investment management firm providing fixed income, equity and alternative investment services primarily to institutional investors and is comprised of the following affiliated entities of Guggenheim Partners, LLC:  Guggenheim Partners Investment Management, LLC (GPIM), Guggenheim Partners Europe Limited (GPE), Transparent Value Advisors, LLC (TVA), and, as of February 2012, Security Investors, LLC (SI). Guggenheim Investments Asset Management (GIAM) claims compliance with the Global Investment Performance Standards (GIPS®). To receive a full list of GIAM compliant composite descriptions and/or a GIPS compliant presentation, please contact 800.820.0888.
AS EXPLAINED ABOVE, THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE SERIES and are not intended to predict or suggest returns that might be experienced by the Series or an individual investor having an interest in the Series. These total return figures represent past performance and do not indicate future results, which will vary, sometimes dramatically, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
ANNUALIZED TOTAL RETURNS THROUGH DECEMBER 31, 20141

	Composite (Net Return)[2]	Index[3]
Past One Year	19.43%	0.03%
Since September 1, 2013	18.69%	0.04%

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CALENDAR YEAR TOTAL RETURNS1

	Composite (Net Return)[2]	Index[3]
2014	19.43%	0.03%
2013 (9/1/13 to 12/31/13)	5.22%	0.02%

[1]	All performance is expressed in U.S. dollars.

[2]	Net total returns for the Composite are calculated by reducing the gross returns by 1.25% on an annual basis (pro-rated for periods less than one year).

[3]	The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index which measures the performance of three-month maturity U.S. Treasury Bills.
Sub-Advisers

Although the Series is not currently sub-advised, the Investment Manager and the Series have received from the U.S. Securities and Exchange Commission an exemptive order for a multi‑manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub‑advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub‑advisory agreement with an unaffiliated sub-adviser with the approval of the Series’ Board of Trustees, but without shareholder approval. If a new unaffiliated sub‑adviser is hired, shareholders will receive information about the new sub‑adviser within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager would provide the following oversight and evaluation services if the Series uses a sub-adviser:

•	Performing initial due diligence on prospective sub‑advisers for the Series;

•	Monitoring the performance of the sub‑advisers;

•	Communicating performance expectations to the sub‑advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub‑adviser's contract should be renewed, modified or terminated
The Investment Manager does not expect to recommend frequent changes of any future sub‑advisers. Although the Investment Manager will monitor the performance of any sub‑advisers, there is no certainty that a sub‑adviser or the Series will obtain favorable results at any given time.
Purchase and Redemption of Shares

Security Benefit Life Insurance Company (“SBL”) and SBL’s affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. Investors purchasing shares of the Series through variable life insurance or variable annuity products do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus of the variable life insurance or variable annuity product for information on the allocation of premiums and on transfers. The insurance companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell by the Series or its agents. The Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Series at the same time that the corresponding orders are received in proper form by the fund of funds and accepted. The Series’ NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 4:00 p.m. Eastern Standard Time).
The Series offers certain qualified retirement plan investors the option to submit purchase orders through a financial intermediary or to send purchase orders by mail and send purchase proceeds by check, wire transfer or ACH. The Series does not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashier’s checks, or bank checks. The Series reserves the right to refuse other payment instruments if, in the sole discretion of Guggenheim Variable Funds Trust management, it is deemed to be in the best interests of the Series. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.
Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Series may suspend the right of redemption during any period when trading on the NYSE

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is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. To the extent authorized by law, the Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.
The Series intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to the Series, the Series reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price (“redemption in kind”). In the event of a redemption in kind of portfolio securities of the Series, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.
REVENUE SHARING PAYMENTS
SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or the Series’ shareholders, financial representatives who sell SBL’s variable annuity products that invest in Guggenheim Variable Funds Trust. Such payments, commonly referred to as “revenue sharing,” do not increase Series’ expenses and are not reflected in the fees and expenses listed in the expense tables of this Prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Series on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Series or to shareholders, including (without limitation) shareholder servicing, or sub-transfer agency services. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative and in the SAI. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Series over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Series.
MARKET TIMING/SHORT-TERM TRADING
The Series is not suitable for purchase by active investors. The Series is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Series. This frequent trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, and requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Series does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Series.
For purposes of applying the Series’ policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Series reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Series.
No restrictions are applied to transfers, purchases and redemptions of the Series by certain “funds of funds” within the Series’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds, or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Series’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Series.
In its sole discretion, the Series may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Series will occur, particularly with respect to trades placed by shareholders that invest in the Series through omnibus

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accounts maintained by insurance companies. The Series’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. In addition, because the Series are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Series expects that all shares of the Series will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Series' ability to prevent frequent trading of the Series will be dependent on the ability and willingness of the various insurance companies to assist in its prevention. In addition, the terms of an insurance company’s variable insurance contract may also limit the insurance company’s ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. As a result, the Series cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Series’ shares), and as a result frequent trading could adversely affect the Series and its long-term shareholders as discussed above. Notwithstanding the foregoing, in order to monitor frequent trading, the Series has entered into an agreement with each insurance company that requires each insurance company to provide detailed account information, including trading history, upon request of the Series.
Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent trading.
The Series reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Series management, it is deemed to be in the best interests of the Series or in cases where the Series is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Series is required to withhold such proceeds.
Distributions and Federal Income Tax Considerations

The Series pays dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.
The Series has elected and intends to continue to qualify to be taxed as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and sources of income. If the Series qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, the Series will not be liable for federal income tax on income it distributes. The Series also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Series to the insurance company’s separate accounts.
Since you may purchase shares of the Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series’ shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on the Series, see the prospectus for such variable annuity or variable life insurance contract. See the SAI for more information on taxes.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV.
The Series calculates its NAV by:
• Taking the current market value of its total assets;
• Subtracting any liabilities; and
• Dividing that amount by the total number of shares owned by shareholders.
The Series calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early—such as on days in advance of holidays generally observed by the NYSE—the Series will calculate its NAV as of the earlier closing time. The Series discloses its NAV on a daily basis. For more information, or to obtain the Series’ NAV, please call

16 | PROSPECTUS

800.820.0888 or visit the Guggenheim Investments website – www.guggenheiminvestments.com.
When calculating the NAV, the Series will value the portfolio securities and assets of the Series for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of the Series for which market quotations are not readily available, or which cannot be accurately valued under the Series' valuation procedures, the Series will fair value those securities and assets.
Securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then broker quotations are used.
Debt securities with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Commercial paper and discount notes with a maturity of 60 days or less at the time of purchase are generally valued at amortized cost, unless it is deemed that amortized cost does not represent fair value. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker quotations.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Series may invest, the Series values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Series will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Series’ NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Series calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
More information about the valuation of the Series’ holdings can be found in the SAI and the Series’ shareholder reports.

PROSPECTUS | 17

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Series for the past five complete fiscal years. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. The information provided below has been derived from financial statements that have been audited by Ernst & Young, the Series’ independent registered public accounting firm, whose report, along with the Series’ financial statements and related notes, is included in the Series’ 2013 Annual Report. The information for the fiscal period ended June 30, 2014 is unaudited. The 2013 Annual Report and 2014 Semi-Annual Report are available upon request and incorporated by reference in the SAI.
Effective September 24, 2014, the Series, which was a series of SBL Fund, a Kansas corporation, reorganized with and into a corresponding series of Guggenheim Variable Funds Trust, a Delaware statutory trust (the “Reorganization”). Upon completion of the Reorganization, the Series assumed the performance, financial and other historical information of the predecessor series.
Effective January 28, 2015, significant changes to the Series' principal investment strategies and portfolio managers were made.

18 | PROSPECTUS

Financial Highlights
Series Z (Alpha Opportunity Series)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Series’ performance for the periods presented.

	Period Ended June 30, 2014[a]	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Data
Net asset value, beginning of period	$25.00	$19.55	$17.24	$16.98	$14.03	$10.76
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.15)	(.08)	(.12)	(.10)	(.06)
Net gain (loss) on investments (realized and unrealized)	1.57	5.60	2.36	.38	3.05	3.33
Net increase from payments by affiliates	—	—	.038	—	—	—
Total from investment operations	1.44	5.45	2.31	.26	2.95	3.27
Net asset value, end of period	$26.44	$25.00	$19.55	$17.24	$16.98	$14.03
Total Return[c]	5.80%	27.83%	13.40%[g]	1.77%	20.74%	30.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,232	$16,707	$15,571	$17,161	$21,149	$22,633
Ratios to average net assets:
Net investment income (loss)	(1.01)%	(0.69)%	(0.41)%	(0.66)%	(0.89)%	(0.52)%
Total expenses[d]	2.37%	3.03%	2.22%	2.29%	2.27%	2.85%
Net expenses[e,f]	2.31%	2.44%	2.22%	2.29%	2.07%	1.74%
Portfolio turnover rate	—	548%	720%	730%	768%	555%

[a]	Unaudited figures for the period ended June 30, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of the Series are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Series invests.

[e]	Net expense information reflects the expense ratios after expense waivers, and may include interest or dividend expense.

[f]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the periods presented would be:

06/30/14	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
2.29%	2.35%	2.06%	2.21%	1.90%	1.69%

[g]
For the year ended December 31, 2012, 0.17% of the Series total return consisted of a voluntary reimbursement by the advisor for losses incurred during fund trading. Excluding this item, total return would have been 13.23% for the Series.

PROSPECTUS | 19

For More Information

By Telephone—Call 1‑800‑888‑2461
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about Guggenheim Variable Funds Trust (the “Trust”) can be viewed online or downloaded from:
SEC: On the EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com/services/variable-fund-reports
Additional information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1‑202‑551‑8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20546‑1520.
The Series’ Prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Series correspond to the subaccounts offered in such prospectuses.
Annual/Semi-Annual Report
Additional information about the Series’ investments is available in the Series’ annual and semi‑annual reports to shareholders. In the Series’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year.
Statement of Additional Information
The SAI, which includes additional information about the Series, and the Series’ annual or semi‑annual reports are available, without charge upon request by calling the Series’ toll-free telephone number 1‑800‑888‑2461. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Series’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.
The Series’ Investment Company Act file number is listed below:
Guggenheim Variable Funds Trust                                 811-02753

•	Series Z (Alpha Opportunity Series)

20 | PROSPECTUS

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
800.820.0888
www.guggenheiminvestments.com

Statement of Additional Information
January 28, 2015, as may be supplemented from time to time
RELATING TO THE PROSPECTUS DATED JANUARY 28, 2015
AS MAY BE SUPPLEMENTED FROM TIME TO TIME

GUGGENHEIM VARIABLE FUNDS TRUST

Series Z (Alpha Opportunity Series)

805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850
301.296.5100
800.820.0888

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated January 28, 2015, as it may be supplemented from time to time. The Prospectus may be obtained by writing Guggenheim Funds Distributors, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling 301.296.5100 or 800.820.0888. Effective September 24, 2014, the Series, which was a series of SBL Fund, reorganized with and into corresponding series of Guggenheim Variable Funds Trust (the “Reorganization”). Upon completion of the Reorganization, the Series assumed the performance, financial and other historical information of the corresponding predecessor fund. The Series’ financial statements included in the Series’ December 31, 2013 Annual Report and the Series’ June 30, 2014 Semi-Annual Report are incorporated herein by reference. A copy of the Series’ Annual Report and Semi-Annual Report is available, without charge, by calling the phone numbers listed above.

Investment Manager	Distributor	Custodian	Independent Registered Public Accounting Firm
Security Investors, LLC 805 King Farm Boulevard Suite 600 Rockville, Maryland 20850	Guggenheim Funds Distributors, LLC 805 King Farm Boulevard Suite 600 Rockville, Maryland 20850	The Bank of New York Mellon 2 Hanson Place, 9th Floor Brooklyn, New York 11217	Ernst & Young LLP 8484 Westpark Drive McLean, Virginia 22102

WHAT IS GUGGENHEIM VARIABLE FUNDS TRUST?
Guggenheim Variable Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company and serves as the investment vehicle for certain variable annuity and variable life insurance separate accounts of Security Benefit Life Insurance Company (“SBL”), life insurance company separate accounts of affiliates of SBL, and life insurance company separate accounts of insurers that are not affiliated with SBL. Shares of the Trust will be sold to such insurance companies for allocation to their separate accounts, which are established for the purpose of funding variable annuity and variable life insurance contracts. The Trust reserves the right to expand the class of persons eligible to purchase shares of any series of the Trust or to reject any offer.
The Trust is an open-end management investment company, which currently issues its shares in 16 series. Series Z (Alpha Opportunity Series) (the “Series”) was previously a series (the “Predecessor Series”) of SBL Fund (the “Predecessor Corporation”), a different registered open-end investment company, which was organized as a Kansas corporation. In January 2014, at a special meeting of shareholders, the shareholders of the Predecessor Series approved the reorganization of the Predecessor Series with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Series. Any such historical information provided for the Series that relates to periods prior to September 24, 2014, therefore, is that of the Predecessor Series.
As an open-end investment company, the Trust provides an arrangement by which investors may invest in a company which itself invests in securities. The Series represents a diversified securities portfolio within the meaning of the Investment Company Act of 1940 (the “1940 Act”) under professional management, and the value of shares held by participating insurer’s separate accounts will fluctuate with changes in the value of the Series’ portfolio securities. As an open-end company, the Trust is obligated to redeem its shares upon demand at current net asset value (“NAV”). (See “Sale and Redemption of Shares”)
Professional investment advice is provided to the Series by Security Investors, LLC (“Security Investors” or the “Investment Manager”), also known as Guggenheim Investments. While there is no present intention to do so, the investment objective and policies of the Series, unless otherwise noted, may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of shareholders. The Series is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” An investment in the Series does not constitute a complete investment program.

ADDITIONAL INVESTMENT POLICIES OF THE SERIES
The objectives and policies of the Series, except those enumerated under “Investment Restrictions,” may be modified at any time without shareholder approval.
To comply with regulations under Section 817(h) of the Internal Revenue Code, as amended (the “Code”), the Series is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by securities of any one issuer, no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities of any three issuers, and no more than 90% is represented by securities of any four issuers. As to U.S. government securities, each U.S. government agency and instrumentality is to be treated as a separate issuer.
INVESTMENT POLICIES AND MANAGEMENT PRACTICES
The Series’ principal investment strategies and the risks associated with the same are described in the “Series’ Summary” and “Descriptions of Principal Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Series may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Series’ Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Series.
Some of the risk factors related to certain securities, instruments and techniques that may be used by the Series are described in the “Series’ Summary” and “Descriptions of Principal Risks” sections of the Prospectus and in this Statement of Additional Information (“SAI”). The following is a description of certain additional risk factors related to various securities, instruments and techniques.

Also included is a general description of some of the investment instruments, techniques and methods which may be used by the Series. Although the Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, the Series will not be required to do so.
American Depositary Receipts (“ADRs”)—The Series may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Series’ investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.
Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Borrowing—The Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series’ investment objective and program. For example, it may be advantageous for the Series to borrow money rather than sell existing portfolio positions to meet redemption requests.
Accordingly, the Series may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Series shares. To the extent that the Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Series’ portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, the Series may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. The Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Series’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Series’ policy.
Collateralized Debt Obligations (“CDOs”)—A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities below. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.
The Series may invest in CLOs, which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Series as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Series.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Series invest. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Series may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Series against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.
Convertible Securities and Warrants—A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).
Credit Derivative Transactions—The Series may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. When the Series engages in a credit derivative transaction, it may have to earmark or segregate cash or liquid securities, and mark the same on a daily basis, in an amount necessary to comply with applicable regulatory requirements.
The Series may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.
The Series may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Series actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If the Series is a buyer and no event of default occurs, the Series will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Series (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. The Series generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Series receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Series had invested in the reference obligation directly.

Cyber Security and Operational Risk —With the increased use of technologies in the course of business, the Series and its service providers have become potentially more susceptible to operational, information security and related risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft or corruption of data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, the Series and/or third party service providers may adversely impact the Series and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Series' ability to calculate its net asset value, causing the release of private shareholder information or confidential Series information, impeding trading, causing reputational damage, and subjecting the Series to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Series and its service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Series invests, which could result in material adverse consequences for such issuers, and may cause the Series’ investment in such securities to lose value.

The Series’ investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties.  Although the Series attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Series or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures.  The Series and its shareholders could be negatively impacted as a result.
Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Series to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Series invests to meet their obligations for the payment of interest and principal when due.
Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Series, the Investment Manager and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Series and their investment strategies is not yet fully ascertainable.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”), was signed into law on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Series may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.
Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Series. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Series’ ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Series or its counterparties may impact that Series’ ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Series, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Series’ investments and cost of doing business, which could adversely affect investors.
Equity Securities—Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
Foreign Investment Risks—Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. The Series’ income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect the investments of the Series in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.
Adverse Market Characteristics—Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Series’ assets.
Brady Bonds—The Series may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.
U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.
Costs—Investors should understand that the expense ratio of the Series if the Series invests in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series are higher.
Currency Fluctuations—Because the Series, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series’ investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series’ holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series’ NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Series.
The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.
Although the Series values its assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.
Emerging Countries—The Series may invest in debt and equity securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Series’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.
Foreign Investment Restrictions—Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of the Series.
Information and Supervision—There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.
Market Characteristics—Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Series’ portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although the Series will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.
Natural Disasters—Natural disasters, public health emergencies and other global events of force majeure can negatively affect the Series’ investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which the Series invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which the Series invests.
Non-Uniform Corporate Disclosure Standards and Governmental Regulation—Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.
Non-U.S. Withholding Taxes—The Series’ investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series’ investment income and gains.
Political and Economic Risks—Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Series could lose its entire investment in any such country.
Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.
An investment in the Series which invests in non-U.S. companies may be subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Series. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series’ investments would similarly be adversely affected by exchange control regulation in any of those countries.
Certain countries in which the Series may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series’ investment in those countries.
Political and economic developments, or adverse investor perceptions of such developments, may affect the Series’ foreign holdings or exposures and may cause the Series’ investments to become less liquid.
Australia—Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy-and in turn, the Series’ investments-particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Asia and other regions or specific countries may affect the value of the Series’ investments. Australia is also prone to natural disasters such as floods and droughts, and the Series’ investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.
Eastern Europe—Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.
In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Series’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.
The United States and other countries have imposed sanctions against Russia. In addition, if the United States or other countries impose additional sanctions against Russia or a country in Eastern Europe, or any sectors therein, Series investments in a country or sector subject to sanctions could potentially face certain liquidity challenges. Sanctions would prohibit the Series from investing in securities issued by companies subject to such sanctions. Sanctions may also require that the Series freeze its existing investments in these companies, which would prohibit the Series from selling or transacting in these investments.
Europe—The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States-consisting of a common trade policy and a single currency-and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.
Member States, however, face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency, the absence of exchange rate flexibility, and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. Any or all of these challenges may affect the value of the Series’ investments.
In addition, changes to the value of the euro against the U.S. dollar could also affect the value of the Series. Investing in euro-denominated securities, or securities denominated in other European currencies, entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any strength in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.
The recent global economic crisis also increases uncertainty surrounding Europe-linked investments. The crisis triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies in which the Series may invest were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries including Greece, Ireland, Italy, Portugal and Spain, in which the Series may invest, may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of the Series’ investments.
For some countries, the ability to repay their debt is in question, and the possibility of default is real, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.
Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.
The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting the Series’ investments to additional risks.
Japan—Though Japan is one of the world’s largest economic powers, the Series’ investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Series’ Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and the Series’ investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.
Other—With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.
Singapore and Hong Kong—While the economies of Singapore and Hong Kong are exemplars of growth and development, they have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of the Series’ investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Japan, China, and certain European countries may also affect the value of the Series’ investments. The recent global economic crisis significantly lowered the region’s exports and foreign investments.

Futures, Options and Other Derivative Transactions—
Futures and Options on Futures—The Series may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.
An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”), which reduces the risk that the Series will be unable to close out a futures contract.
The Series may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Series may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.
When the Series purchases or sells a futures contract, or sells an option thereon, the Series is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Series may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Series continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Series may undertake and on the potential increase in the speculative character of the Series. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Series arising from such investment activities, although there is no guarantee that they will function as intended.
With respect to futures contracts that are not contractually required to “cash-settle,” the Series usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, the Series is permitted to earmark or segregate cash or liquid assets in an amount equal to the Series’ next daily marked-to-market (net) obligation, if any (i.e., the Series’ daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, the Series will have the ability to employ leverage to a greater extent than if the Series were required to earmark or segregate assets equal to the full notional value of such contracts.
The Series may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Series will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. The Series may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). The Series may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.
The Series may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Series will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Series may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Series will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.
There are significant risks associated with the Series’ use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Investment Manager to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Series and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Series’ exposure to price fluctuations, while others tend to increase its market exposure.
Options—The Series may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing the Series’ investment objective and except as restricted by the Series’ investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
The Series may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
All options written on indices or securities must be covered. If the Series writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction. Call options on foreign currency written by the Series will be “covered,” which means that the Series will earmark or segregate an equal amount of the underlying foreign currency.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, the Series may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Series is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Series delivers the security upon exercise.
The Series may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Series may seek to purchase in the future. The Series purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Series, loss of the premium paid may be offset by an increase in the value of the Series’ securities or by a decrease in the cost of acquisition of securities by the Series.
The Series may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities’ market value. When the Series writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Series will realize as profit the premium received for such option. When a call option of which the Series is the writer is exercised, the Series will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Series is the writer is exercised, the Series will be required to purchase the underlying securities at a price in excess of the market value of such securities.
The Series may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.
Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while the Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Hybrid Instruments—The Series may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Series to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Series.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Series would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the Commodity Exchange Act (“CEA”).
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Series’ investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.
Credit-Linked Notes—The Series may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Series has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.
Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Series may receive the security that has defaulted, and the Series’ principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Series bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Series bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Structured Notes—The Series is permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Series has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.
Structured notes are typically privately negotiated transactions between two or more parties. The Series bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.
In the case of structured notes on credit default swaps the Series would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Series may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Series’ principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.
The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
General Risk Factors—The NAV of the Series is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income securities held by the Series, if applicable, generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Series, if applicable, are subject to greater interest rate risk. There is no assurance that the Series will achieve its investment objective.
Increasing Government Debt—The total public debt of federal, state, local and non-U.S. governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns. It also could generate an economic downturn.
Lending of Portfolio Securities—For the purpose of realizing additional income, the Series may make secured loans of Series securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, the Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When the Series invests collateral, the Series will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in the Series’ fee and expense ratios. The Series has a right to call each loan and obtain the securities on five business days notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Series will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.
Leverage—The Series may use leverage. Leveraging the Series creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Series’ shares and in the yield on the Series’ portfolio. Although the principal of such borrowings will be fixed, the Series’ assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Series’ investments will be borne entirely by the Series’ shareholders (and not by those persons providing the leverage to the Series), the effect of leverage in a declining market would be a greater decrease in NAV than if the Series were not so leveraged. Leveraging will create interest and other expenses for the Series, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Series will have to pay, the Series’ investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Series will be less than if leveraging were not used.
Under the 1940 Act, the Series is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Series’ holdings may be disadvantageous from an investment standpoint. The Series’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Series’ policy.
Liquidity—Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Series because it may be unable to sell the illiquid securities at an advantageous time or price.
Loans—The Series may invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan in which the Series may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders.
This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.
Generally, the Series may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. The Series may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, the Series will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Series purchases an assignment from a lender, the Series will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Series purchases a participation interest either from a lender or a participant, the Series typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Series is subject to the credit risk of the lender or participant who sold the participation interest to the Series, in addition to the usual credit risk of the borrower. Therefore, when the Series invests in syndicated bank loans through the purchase of participation interests, its Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Series and a borrower.
The Series will not generally originate loans, although it could do so in the future. Purchases of syndicated bank loans in the market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by the Series through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Series through the amortization of the purchase price discount. The Series may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.
A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Series’ investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Series might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.
In the process of buying, selling and holding loans, the Series may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When the Series buys or sells a loan it may pay a fee.
Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Series may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Series will make an investment in a loan only after its Investment Manager determines that the investment is suitable for the Series based on an independent credit analysis. Generally, this means that its Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.
Additional Information Concerning Bridge Loans—Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, the Series typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.
Additional Information Concerning Junior Loans—Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.
Additional Information Concerning Revolving Credit Facilities—Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.
Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
When the Series has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.
Additional Information Concerning Syndicated Bank Loans and Other Senior Loans—Syndicated bank loans and other senior loans generally hold one or the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers.
Additional Information Concerning Unfunded Commitments—Unfunded commitments are contractual obligations pursuant to which the Series agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, the Series receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Series to risks that are similar to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.
Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.
Management —The Series is subject to management risk because it is an actively managed investment portfolio. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Series, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active trading will increase the costs the Series incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Series and as a result, may lower the Series’ performance. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Series and may also adversely affect the ability of the Series to achieve its investment objectives.
Municipal Bond Insurance—The Series may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.
Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in the Series’ share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.
Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.
The Series’ Investment Manager may decide to retain an insured Municipal Bond that is in default, or, in the Investment Manager’s view, in significant risk of default. While the Series holds a defaulted, insured Municipal Bond, the Series collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.
Municipal Securities—
Electric Utilities—The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.

General Risks—The Series may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). The Series may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Series’ shares to be exempt from state and local taxes of the designated state. The Series may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Investment Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of the Series’ investment objective and policies.
Neither the Series nor the Investment Manager can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of the Series’ distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of the Series’ holdings would be affected, and the investment objectives and policies of the Series would likely be re-evaluated.
Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.
The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Series’ performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.
The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Series.
Health Care—The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
Higher Education—In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.
Housing—Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.
Similar Projects Risk—Because the Series may invest 25% or more of its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Series may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects. Below are some of the risks of such investments.
Transportation—Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.
Water and Sewer—Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.
Preferred Securities—The Series may purchase preferred securities, which represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Repurchase Agreements, Reverse Repurchase Agreements and Roll Transactions—The Series may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. The Series intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Except as described above and elsewhere in this SAI, a Series may enter into repurchase agreements maturing in less than seven days without limitation.
The Series may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Series will segregate or earmark cash or liquid securities in an amount sufficient to cover its obligation under reverse repurchase agreements. Assets may be segregated with the Series' custodian or on the Series' books. As noted under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to the Series’ fundamental policy on borrowing.
The Series may also enter into “dollar rolls,” in which it sells MBS or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Series may also enter into “TBA rolls,” in which the Series agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Series would forego principal and interest paid on such securities sold; however, the Series would be permitted to invest the sale proceeds during the period. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities during the period. When the Series enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Series' assets, and therefore, of the Series' NAV. Dollar rolls also subject the Series to the risk that the market value of the securities the Series is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Series' counterparty becomes insolvent, the Series' use of the proceeds may become restricted pending a determination as to whether to enforce the Series' obligation to purchase the substantially similar securities. The Series will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions. Assets may be segregated with the Series' custodian or on the Series' books. As noted under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to the Series' fundamental policy on borrowing.
Restricted Securities—The Series may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Series’ limitation on illiquid securities.
Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Series. The Series may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Series, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.
The Series’ Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of restricted securities. The Board of Trustees has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of restricted securities, the Investment Manager will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of the Series’ assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.
The Series also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Series may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Series to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Series might obtain a less favorable price than prevailing when it decided to sell.
Risks Associated with Low-Rated and Comparable Unrated Debt Securities (Junk Bonds)—Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The Series may also purchase low rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.
The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.
Fixed rate securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate, consumer, and commercial developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Series might incur additional expenses to seek recovery. Periods of economic uncertainty would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Series’ NAV.
As previously stated, the value of such a fixed rate security will decrease in a rising interest rate market and accordingly, so will the Series’ NAV. If the Series experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the volatility of high-yield securities (discussed below) the Series may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Series’ asset base over which expenses could be allocated and could result in a reduced rate of return for the Series.
Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Series may have to replace the securities with a lower-yielding security, which would result in a lower return for the Series.
Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the Investment Manager’s credit analysis than would be the case with investments in investment-grade debt securities. The Investment Manager employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Manager continually monitors the investments in the Series’ portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.
The Series may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Series’ asset value and the Series’ ability to dispose of particular securities, when necessary to meet the Series’ liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.
Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of unrated securities and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.
Risks of Private Investments in Public Companies—The Series may also make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. In addition, PIPE transactions will generally result in the Series acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Series’ ability to dispose of securities acquired in PIPE transactions may depend on the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, as amended, or otherwise under the federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of stockholders. As a result, even if the Series is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Series may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Series’ investments. For more detail, please refer to the “Restricted Securities” section of this SAI’s discussion of investment methods and risk factors.
Shares of Other Investment Vehicles—The Series may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment funds. The Series may also invest in investment vehicles that are not subject to regulation as registered investment companies. Securities of investment vehicles that are not subject to regulation as registered investment companies may be considered to be illiquid and, therefore, are subject to the Series’ limitation on illiquid securities.

The Series may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Series’ policy that if shares of the Series are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Series are held by such other fund, the Series will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d) (1)(G) of the 1940 Act.
The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
To the extent the Series invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, the Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.
Short Sales—The Series may make short sales “against the box” in which the Series enters into a short sale of a security it owns or has the right to obtain at no additional cost. The Series may also make short sales of securities the Series does not own. If the Series makes a short sale, the Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Series is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.
The Series may make short sales that are not “against the box.” Short sales by the Series that are not made “against the box” create opportunities to increase the Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Series in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Series’ NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Series may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Series might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
The Series’ decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security. In such case, any future losses in the Series’ long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Series owns, either directly or indirectly, and, in the case where the Series owns convertible securities, changes in the investment values or conversion premiums of such securities. The Series can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
While the short sale is outstanding, the Series will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. The Series is often obligated to pay over interest and dividends on the borrowed security to the broker.
In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless the Series’ obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Custodian may not at any time be less than the market value of the securities sold short. The Series will comply with these requirements.
The Series will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.
Short-Term Instruments— When the Series experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Series’ investment objectives are unavailable in sufficient quantities or at attractive prices, the Series may hold short-term investments for a limited time at the discretion of the Investment Manager. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements.
Spread Transactions—The Series may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Series the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Series does not own, but which is used as a benchmark. The risk to the Series in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Series against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
Swap Agreements—The Series may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. The Series may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Another form of swap agreement is a credit default swap. A credit default swap enables the Series to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Series selling the credit protection.
In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Series purchasing the credit protection.
The Series also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that the Series might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, the Series’ obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
The Series is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. The Series’ obligations under a swap agreement (other than a CDS for which the Series is a seller) would be accrued daily (offset against any amounts owing to the Series) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of the Series’ investment restriction concerning senior securities and, accordingly, would not treat them as subject to the Series’ borrowing restrictions. For swaps that are not cash settled, the Series will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Series) or enter into offsetting transactions. For swaps that are cash settled, the Series may designated or segregation on its records cash or liquid assets equal to the Series’ next daily marked to market net obligations under the swap, if any, rather than the full notional amount. Such segregation will ensure that the Series has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Series’ portfolio. By earmaring or designation assets equal to only its net obligation under cash-settled swaps, the Series will have the ability to employ leverage to  greater extent than if the Series were required to earmark or segregate assets to the full notional amount of such swaps.
Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Series’ illiquid investment limitations. The Series would not enter into any swap agreement unless the Investment Manager believes that the other party to the transaction is creditworthy. The Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or, in the case of a credit default swap in which the Series is selling credit protection, the default of a third party issuer.
The Series may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay the Series the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Series would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Series on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Series on the notional amount.
Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Series would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Series is the seller of a credit default swap, if the credit default swap provides for physical settlement the Series would be required to earmark and reserve the full notional amount of the credit default swap.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Investment Manager, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Series transactions in swap agreements.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Series’ ability to enter into swap agreements. Depending on the Series’ size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Series to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Series to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Series to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Series could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
TBA Purchase Commitments—The Series may enter into “To Be Announced” (“TBA”) commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Series’ other assets. In addition the counterparty may not deliver the securities as promised. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Series identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Series’ net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Series will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Series chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.
U.S. Government Securities—Consistent with its investment objective and strategies, the Series may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired-Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.
On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt.
Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities that the Series may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Series will invest in obligations issued by such an instrumentality only if the Series’ Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Series.
The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should the federal government adopt any such proposal, the value of the Series’ investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
The Series may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.
Variable and Floating Rate Instruments—The Series may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rates on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Series can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.
Debt instruments purchased by the Series may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.
Other variable and floating rate instruments include but are not limited to certain corporate debt securities, asset-backed securities (“ABS”), MBS, commercial mortgage-backed securities (“CMBS”), collateralized mortgage obligations (“CMOs”), government and agency securities. The Investment Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Series’ fixed-income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Series’ investment quality standards relating to investments in bank obligations. The Investment Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Series should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Series could suffer a loss if the issuer defaults or during periods in which the Series is not entitled to exercise its demand rights.
Variable and floating rate instruments held by the Series will be subject to the Series’ limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Series may not demand payment of the principal amount of such instruments within seven days.

When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Series may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Series enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with the Series’ custodian or on the Series’ books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series’ other assets.
Zero Coupon and Payment-In-Kind Securities—Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically.  In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.

When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in a Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.
INVESTMENT RESTRICTIONS
The Series operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of the Series’ shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy or (2) more than 50% of the Series’ outstanding shares. Other restrictions in the form of operating policies are subject to change by the Series’ Board of Trustees without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to the borrowing limitation. With regard to the borrowing limitation, the Series will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of the Series. Calculation of the Series’ total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Series’ Prospectus or SAI will not include cash collateral held in connection with the Series’ securities lending activities.

Fundamental Policies—The fundamental policies of the Series are:
1.     The Series shall be a “diversified company,” as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.    The Series may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3.     The Series may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.     The Series may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.     The Series may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.     The Series may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.     The Series may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

8.     The Series may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, the Series generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Series to be the issuer of a syndicated bank loan. In making such a determination, the Series will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Series’ custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Series.

For purposes of Fundamental Policy Three, the Series may not purchase the securities of any issuer if, as a result, more than 25% of the Series’ total assets would be invested in the securities of companies whose principal business activities are in the same industry. Industries are determined by reference to the classifications of industries set forth in the Series’ semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to the Series’ investments in (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.

For purposes of Fundamental Policy Five, investors should note that as of the date of the Series’ SAI, the 1940 Act permits investments in commodities and commodity interests.

For purposes of Fundamental Policy Seven, if at any time the amount of total Series assets less all liabilities and indebtedness (but not including the Series’ borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Series will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more. For purposes of Fundamental Policies Seven and Eight, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, the Series can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Series’ Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, the Series is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g. reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by the Series, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Series, if the Series: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Series’ potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.

Operating Policies—The operating policy (i.e., that which is non-fundamental) of the Series is:

1.
Liquidity—The Series may invest up to 15% of its net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Series was valuing the security.

For purposes of the Operating Policy directly above, under normal circumstances, the Series will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Series holding illiquid securities in excess of 15% of its net assets, the Series will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Series.
DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the Series to protect the confidentiality of its holdings and prevent the selective disclosure of non‑public information about its portfolio holdings. The Series’ service providers, to which the Series may disclose non‑public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Series may be disclosed to any unaffiliated third party, except as provided below. The policy does not require a delay between the date of the information and the date on which the information is disclosed; however, recipients of non-public information will be subject to a confidentiality agreement and/or other restrictions on the use and dissemination of non-public portfolio holdings information as described in more detail below. The Board has adopted formal procedures governing compliance with this policy.
The Series or its duly authorized service providers may publicly disclose holdings of the Series in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Series’ completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.
The Series will publish a complete list of its quarter-end portfolio holdings on the Series’ website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.
Numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper, and due diligence departments of broker/dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Series by these services and departments, the Series may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Series’ securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (1) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Series (or any other fund that invests in the Series) before the portfolio holdings become public information, and (2) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non‑public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.
The Series also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Series and others, who either by agreement or because of their respective duties to the Series are required to maintain the confidentiality of the information disclosed. The Series’ service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Series’ custodian, Investment Manager and any administrators, independent registered public accountants, attorneys, officers and directors, and each of their respective affiliates. At this time, portfolio holdings information is shared as follows:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Monthly	30 calendar days
Thompson Financial	Quarterly	30 calendar days
FactSet	Monthly	30 calendar days

In addition, the following entities receive this information on a daily basis: FactSet (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Series’ custodian bank); Interactive Data and Loan Pricing Corporation (the Series’ pricing services); and InvestOne (Sungard) (the Series’ accounting system).
Neither the Series nor its service providers receive any compensation from such services and departments. Subject to such departures as the Series’ chief compliance officer (“CCO”) believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Series (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non‑public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement, and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the Series’ President or CCO may authorize disclosure of the Series’ securities holdings. To the extent required by law, the CCO reports to the Board any violations of the Series’ policies and procedures on disclosure of portfolio holdings.
Any disclosure of the Series’ securities holdings must serve a legitimate business purpose of the Series and must be in the best interest of the Series’ shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Series and its shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Series, its shareholders, and any third party are resolved prior to disclosure. The Series reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Series’ policy and any applicable confidentiality agreement. Neither the Series nor the Investment Manager receives any compensation or other consideration in connection with these arrangements.
As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Series’ Board of Trustees on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Series will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE TRUST

Trustees and Officers—Oversight of the management and affairs of the Trust, including general supervision of the duties performed by the Investment Manager for the Series under the Investment Advisory Contract, is the responsibility of the Board of Trustees of the Trust (the "Board"). Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.
On November 11, 2013, the Board, and at special meetings of shareholders held in January 2014, shareholders of the Predecessor Corporation, as well as Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, elected the following individuals, each of whom serves as a Trustee on the Board of Trustees of certain closed-end funds and exchange-traded funds advised by Guggenheim Funds Investment Advisors, LLC, an affiliate of the Investment Manager, to serve as Trustees: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr. The term of the aforementioned Trustees began on April 3, 2014.
The Board currently has 9 Trustees, 8 of whom have no affiliation or business connection with the Investment Manager, Guggenheim Funds Distributor, LLC (the "Distributor") or any of their affiliated persons and do not own any stock or other securities issued by the Investment Manager or the Distributor. Each of these Trustees is not an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Trust (each, an "Independent Trustee" and, collectively, the "Independent Trustees"). Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position with the Series’ Distributor and/or the parent of the Investment Manager.
The Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager. The Fund Complex is comprised of 13 closed-end funds, 64 exchange-traded funds and 150 open-end funds advised or serviced by the Investment Manager or its affiliates.

Name, Address* and Year of Birth of Trustees	Position (s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Purpose Inc. (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	88	None.
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	88	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	88
Current: Zincore Metals, Inc. (2009-present).

Former: Mercator Minerals Ltd. (2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	88	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	94	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88	None.
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	91	Former: Bennett Group of Funds (2011-2013).

Name, Address* and Year of Birth of Trustees	Position (s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Interested Trustee
Donald C. Cacciapaglia (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	222	Current: Guggenheim Partners, Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

**	Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name, Address* and Year of Birth of the Officers	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) during the Past 5 Years
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

Name, Address* and Year of Birth of the Officers	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) during the Past 5 Years
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Associate, Guggenheim Investments (2012-present). Former: J.D., University of Kansas School of Law (2009-2012).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013
Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013- 2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

BOARD LEADERSHIP STRUCTURE
The Board has appointed an Independent Chairman, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. The Board has established four standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Series’ activities, review contractual arrangements with service providers, review the Series’ financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES
The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other funds in the Fund Complex. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Donald C. Cacciapaglia—Mr. Cacciapaglia has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2012. Mr. Cacciapaglia has over 25 years of experience in the financial industry and has gained experience in financial, regulatory, distribution and investment matters.
Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1994. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Vice Chairman of the Board of the Trust, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2005. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Vice Chairman of the Audit Committee of the Trust, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University and previously in various executive positions for the University of Oklahoma and Oklahoma State University, and on other boards, Dr. Farley is experienced in financial, regulatory and investment matters.
Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Contracts Review Committee of the Trust, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Robert B. Karn III—Mr. Karn has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Audit Committee of the Trust, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.

Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Nominating and Governance Committee of the Trust, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Maynard F. Oliverius—Mr. Oliverius has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1998. Through his service as a Trustee of the Trust and of other funds in the Fund Complex, as well as Vice Chairman of the Contracts Review Committee of the Trust, and his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as the Independent Chairman of the Board of the Trust, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also now has considerable familiarity with the Trust, the Investment Manager and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with the parent of the Investment Manager.
BOARD’S ROLE IN RISK OVERSIGHT
The day-to-day business of the Series, including the day-to-day management and administration of the Series and of the risks that arise from the Series’ investments and operations, is performed by third-party service providers, primarily the Investment Manager and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Series include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Series. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Series. Under the oversight of the Board, the service providers to the Series employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Series and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Series’ business and consequently, for managing risks associated with that activity. The Investment Manager, the Distributor and other service providers have their own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. As part of the Board’s periodic review of the Series’ advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Series directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Series faces. For instance, the Audit Committee receives reports from the Series’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Series’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Manager or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Series’ performance. In addition, the Board receives reports from the Investment Manager on the investments and securities trading of the Series. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Investment Manager personnel and has approved Fair Valuation procedures applicable to valuing the Series’ securities, which the Board and the Audit Committee periodically review. The Board also requires each Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board recognizes that not all risks that may affect the Series can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Series’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Series’ investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Manager. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.
BOARD COMMITTEES

Audit Committee —Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The audit committee of the Predecessor Corporation held three meetings during the fiscal year ended December 31, 2014. The Trust's Audit Committee held three meetings during the fiscal year ended December 31, 2014.

Contracts Review Committee —Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee.  The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of the Series, is or is proposed to be a party to ensure that the interests of the Series and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of the Series is or is proposed to be a party. The contract renewal committee (the predecessor to the Contracts Review Committee) of the Predecessor Corporation held one meeting during the fiscal year ended December 31, 2014. The Trust's Contracts Review Committee held one meeting during the fiscal year ended December 31, 2014.

Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Trust's Executive Committee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Trust's Executive Committee held no meetings during the fiscal year ended December 31, 2014.

Nominating and Governance Committee —Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The nominating committee (the predecessor to the Nominating and Governance Committee) of the Predecessor Corporation held one meeting during the fiscal year ended December 31, 2014. The Trust's Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2014.

REMUNERATION OF TRUSTEES
The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer of $232,000 for service on covered boards. Additional annual retainer fees are paid as follows: $40,000 to the Independent Chair of the Board; $6,000 to the Independent Vice Chair of the Board; $6,000 to the Audit Committee Chair; $6,000 to the Audit Committee Vice Chair; $6,000 to the Contracts Review Committee Chair; $6,000 to the Contracts Review Committee Vice Chair; and $6,000 to the Nominating and Governance Committee Chair. In addition, fees are paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting. The Series pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets. The Independent Trustees had a different compensation structure prior to April 3, 2014.

The Investment Manager compensates its officers and directors who may also serve as officers or Trustees of the Trust. The Trust does not pay any fees to, or reimburse expenses of, Interested Trustees. The aggregate compensation paid by the Predecessor Corporation to each of the Trustees during the fiscal year ended December 31, 2014, and the aggregate compensation paid by the Trust for the fiscal year ended December 31, 2014, and the aggregate compensation paid by the Fund Complex, including the Family of Funds, to each of the Trustees during the fiscal year ended December 31, 2014, are set forth below. Each of the Trustees is a trustee of other registered investment companies in the Family of Funds, as defined on page 53 of this SAI.
Information for the Independent Trustees appears below.

Names of Independent Trustees	Aggregate Compensation from the Predecessor Corporation	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex, including the Family of Funds
Randall C. Barnes	$0	$18,178	$0	$0	$306,125
Donald A. Chubb, Jr.	$8,466	$18,646	$0	$0	$119,000
Harry W. Craig, Jr.*	$7,356	$0	$0	$0	$56,500
Jerry B. Farley	$7,356	$18,646	$0	$0	$119,000
Roman Friedrich III	$0	$18,646	$0	$0	$198,000
Robert B. Karn III	$0	$18,646	$0	$0	$196,500
Penny A. Lumpkin*	$7,356	$0	$0	$0	$56,500
Ronald A. Nyberg	$0	$18,646	$0	$0	$396,750
Maynard F. Oliverius	$7,356	$18,646	$0	$0	$119,000
Ronald E. Toupin, Jr.	$0	$21,294	$0	$0	$322,875
*     Mr. Craig and Ms. Lumpkin retired from the Board effective February 12, 2014.

Information for the Interested Trustee appears below.

Names of Interested Trustees	Aggregate Compensation from the Predecessor Corporation	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex, including the Family of Funds
Donald C. Cacciapaglia	$0	$0	$0	$0	$0

PRINCIPAL HOLDERS OF SECURITIES
As of December 31, 2014, the Series’ officers and Trustees (as a group) beneficially owned less than 1% of the Series’ outstanding shares.

As of December 31, 2014, the following entities owned, of record and beneficially unless otherwise indicated, 5% or more of the Series’ outstanding shares:

Name and Address of Shareholder	Series Owned	Percentage Owned
SBL Variable Annuity Account VIII 5801 SW Sixth Avenue Topeka, KS 66636-1000	Series Z	14.41%
SBL Variflex Separate Account 5801 SW Sixth Avenue Topeka, KS 66636-1000	Series Z	40.65%
SBL Variable Annuity Account XIV 5801 SW Sixth Avenue Topeka, KS 66636-1000	Series Z	41.44%
As of December 31, 2014, Security Benefit Life might be deemed to control the Series by virtue of the percentage of the Series it collectively owns as depositor of the separate accounts investing in the Series.

TRUSTEES’ OWNERSHIP OF SECURITIES
As of December 31, 2014, the Trustees beneficially owned shares of the Series in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below:

Name of Trustee	Name of Series	Dollar Range of Equity Securities in the Series	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, including Family of Investment Companies
Randall C. Barnes	Series Z	None	Over $100,000
Donald A. Chubb, Jr.	Series Z	$10,001-$50,000	Over $100,000
Jerry B. Farley	Series Z	None	Over $100,000
Roman Friedrich III	Series Z	None	$50,001-$100,000
Robert B. Karn III	Series Z	None	Over $100,000
Ronald A. Nyberg	Series Z	None	Over $100,000
Maynard F. Oliverius	Series Z	None	Over $100,000
Ronald E. Toupin, Jr.	Series Z	None	Over $100,000
* The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

Name of “Interested” Trustee	Name of Series	Dollar Range of Equity Securities in the Series	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, including the Family of Investment Companies
Donald C. Cacciapaglia	Series Z	None	None
* The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

SALE AND REDEMPTION OF SHARES
Shares of the Series are sold and redeemed at their NAV next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Series at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted. No sales or redemption charge is paid to the Series. The value of shares redeemed may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Series may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC.
The Series reserves the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS
Revenue Sharing—SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or the Series’ shareholders, financial representatives who sell SBL’s variable annuity products that invest in the Trust. Such payments, commonly referred to as “revenue sharing,” do not increase Series’ expenses and are not reflected in the fees and expenses listed in the expense tables of the Series’ Prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Series on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to affiliates or to intermediaries that provide services to the Series or to shareholders, including (without limitation) shareholder servicing, sub‑administration or sub‑transfer agency services. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Series over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Series.
As of the date of this Statement of Additional Information, the Investment Manager has revenue sharing arrangements in place with its affiliates (1) Security Distributors, Inc. (“SDI”), pursuant to which SDI receives 0.35% of the average daily value of the shares of the Series; and (2) Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company (the “Companies”) pursuant to which the Companies receive 0.25% of the average daily value of the shares held in certain variable annuity contracts. In addition, the Investment Manager has the following other revenue sharing arrangements in place with: (1) Jefferson National Life Insurance Company (“Jefferson”), pursuant to which Jefferson receives 0.30% of the average daily net assets of the Series; and (2) Protective Life Insurance Company (“Protective Life”), pursuant to which Protective Life receives 0.15% of the average daily net assets of the Series.

INVESTMENT MANAGEMENT
The Investment Manager, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland, 20850, also acts as investment adviser to certain series of Guggenheim Funds Trust and Guggenheim Variable Funds Trust and since January 2011, to the Rydex ETF Trust, Rydex Series Funds, Rydex Dynamic Funds and the Rydex Variable Trust. Security Investors managed approximately $28.9 billion in assets (including assets under supervision) as of September 30, 2014. The Investment Manager is an indirect wholly owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $220 billion in assets under management as of September 30, 2014.

Investment Advisory Contract—The Investment Manager serves as an investment adviser to the Trust under the Investment Advisory Contract.
Pursuant to the Investment Advisory Contract, the Investment Manager furnishes investment advisory, statistical and research services, supervises and arranges for the purchase and sale of securities on behalf of the Series and provides for the compilation and maintenance of records pertaining to the investment advisory functions. The Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association in such capacity. The Investment Manager acts as CPO and commodity trading advisor of the Series.
For services provided to the Series, the Investment Manager is entitled to receive compensation equal to 1.25% of the Series’ average net assets, calculated daily and paid monthly.

During the last three fiscal years, the Series paid the following amounts to the Investment Manager for its services:

Series	Year	Investment Advisory Fees Paid to Investment Manager	Investment Advisory Fees Waived by and Reimbursements from Investment Manager
Series Z	2014	$198,647	$59,680
	2013	$203,629	$98,175
	2012	$209,044	$0
*  The amounts reflected above for the fiscal year ended December 31, 2014 are based on estimates and are subject to change.
The Investment Manager has agreed to reimburse the Series or waive a portion of its management fee for any amount by which the total annual expenses of the Series (including management fees, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) for any fiscal year exceeds the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Series are then qualified for sale. The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.
In addition, the Investment Manager has agreed to reduce its advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution fees but not brokerage costs, dividends on securities sold short, interest, taxes, litigation, indemnification, acquired fund fees and expenses, or extraordinary expenses) of the Series to 2.35% of the Series’ average daily net assets.
Pursuant to these fee waiver/expense reimbursement arrangements, the Investment Manager is entitled to reimbursement by the Series of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages.
Pursuant to a Fund Accounting and Administration Agreement, as amended, Rydex Fund Services, LLC (the “Transfer Agent”) also acts as the administrative agent for the Series and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Series. For these services the Transfer Agent receives, on an annual basis, a fee of 0.095% for the Series (based on average daily net assets) or $25,000 per year, whichever is greater.
Pursuant to a Transfer Agency Agreement with the Series, as amended, Rydex Fund Services, LLC (also known as the “Transfer Agent”) also acts as the transfer agent for the Series. As such, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent for the separate accounts of participating insurers to which shares of the Series are sold. For these services, the Transfer Agent receives the following fees with respect to the Series:

1.	Account Set-Up Charge – A fee of $4 to open an account on the Transfer Agent’s transfer agency system to hold shares of the Series.

2.
Annual Maintenance Charge – An annual per account fee of: (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Transfer Agent’s transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3.	Transaction Charge – A per transaction charge of (i) $1.10 per transaction for regular accounts and (ii) $0.60 per transaction for accounts that are Matrix Level III.

The Series is also subject to a minimum fee per year of $25,000.
Prior to June 4, 2013, the Investment Manager served as administrator with respect to the Series, and the Series paid the Investment Manager in its role as administrator. Therefore, the Series did not pay the Transfer Agent any administrative fees prior to June 4, 2013. During the fiscal period from June 4, 2013 through December 31, 2013, the Series paid the amounts in the table below to the Transfer Agent, and during the period from January 1, 2013 through June 3, 2013 and the previous fiscal years, the Series paid the amounts in the table below to the Investment Manager for administrative services. During the fiscal years ended December 31, 2014, 2013 and 2012, the Series paid the amounts in the table below to the Transfer Agent.

Series	Year/Period	Administrative Service Fees Paid to the Transfer Agent (or the Investment Manager prior to 6/4/13)	Transfer Agency Service Fees Paid to the Transfer Agent
Series Z	2014	$25,015	$25,005
	6/4/13 - 12/31/13	$14,770	$25,626
	1/1/13 - 6/3/13	$10,230
	2012	$25,085	$26,664
*  The amounts reflected above for the fiscal year ended December 31, 2014 are based on estimates and are subject to change.
The Series pays all of its respective expenses not assumed by the Transfer Agent or the Distributor including organization expenses; Trustees’ fees; fees and expenses of the Series’ custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; and legal, auditing and accounting expenses. The Series also pays all for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. The Series pays nonrecurring expenses that may arise, including litigation expenses affecting the Trust.
The Investment Advisory Contract, Fund Accounting and Administration Agreement and Transfer Agency Agreement are renewable annually by the Trust’s Board of Trustees or by a vote of a majority of the individual Series’ outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreements or interested persons of any such party. Each provides that they may be terminated without penalty at any time by either party on 60 days written notice and are automatically terminated in the event of assignment.
SUB-ADVISER
Prior to September 30, 2013, Mainstream Investment Advisers, LLC (“Mainstream”) acted as sub-adviser to the Series. Pursuant to an investment sub-advisory agreement, Mainstream furnished investment advisory services, supervised and arranged for the purchase and sale of securities on behalf of a portion of the assets of the Series and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board and the Investment Manager. For such services, the Investment Manager paid Mainstream an annual fee equal to 1.45% of that portion of the Series’ average daily net assets managed by Mainstream. Effective September 30, 2013, Mainstream resigned as sub-adviser to the Series and the Investment Manager assumed all advisory obligations and responsibilities.
During the previous three fiscal years, the Series paid the following amounts to the Sub-Advisers for their services:

Series	Year	Sub-Advisory Fees Paid to Sub-Advisers	Sub-Advisory Fees Waived by Sub-Advisers
Series Z	2014	N/A	N/A
	2013[1]	$65,999	$0
	2012	$95,497	$0
[1] For the period January 1, 2013 through September 30, 2013.

CODE OF ETHICS
The Trust, the Investment Manager and the Distributor have each adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Trust. Access persons may invest in securities, including securities that may be purchased or held by the Trust, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and Trustees of the Trust and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Trust or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.
Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manager, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Series; (2) is being purchased or sold by the Trust; or (3) is being offered in an initial public offering. Portfolio managers, research analysts, and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or any fund managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers— Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Series he/she manages. Including the Series, as of September 30, 2014, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Farhan Sharaff	15	$2,065.6	5	$122.0	3	$398.1
Jayson Flowers	19	$1,515.3	5	$62.1	1	$3.4
Samir Sanghani	6	$6,762.0	1	$2.4	0	$0
Burak Hurmeydan	20	$6,111.7	0	$0	0	$0
As of September 30, 2014, none of the Portfolio Managers held shares in the Series.
The following table identifies, as of September 30, 2014, the number of, and total assets of, the companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Portfolio Manager[1]	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Farhan Sharaff	0	$0	1	$12.6	0	$0
Jayson Flowers	0	$0	1	$11.5	0	$0
Samir Sanghani	0	$0	1	$2.4	0	$0

[1]	Portfolio Managers not listed in this table do not manage any registered investment companies, other pooled investment vehicles, or other accounts with a performance based advisory fee.

Information Regarding Conflicts of Interest and Compensation of Portfolio Managers—
General Investment Limitations and Conflicts of Interest. The Series is subject, directly or indirectly, to various regulatory frameworks that can limit their ability to fully pursue their investment strategies. In addition, Guggenheim Investments is a global asset management and investment advisory organization.  Along with its affiliates, Guggenheim Investments provides a wide range of financial services to a substantial and diversified client base.  Guggenheim Investments and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise.  Accordingly, Guggenheim Investments and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Series may directly or indirectly invest or may cause the Series to be subject to regulatory limits.  As a result, activities and dealings of Guggenheim Investments and its affiliates may affect the Series in ways that may disadvantage or restrict the Series or be deemed to benefit Guggenheim Investments and its affiliates.
The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial and other interests that Guggenheim Investments and its affiliates may have in transactions effected by, with or on behalf of the Series.
Other Activities of Guggenheim Investments. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Series on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Series, track the same indices the Series tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Series. The other accounts might also have different investment objectives or strategies than the Series. In addition, the Series may be limited in its ability to invest in, or hold securities of, any companies that are controlled by the Investment Manager or its affiliates or other accounts managed by the Investment Manager or its affiliates, or companies in which the Investment Manager or its affiliates has interests or with whom the Investment Manager or its affiliates does business.
Allocation of Limited Time and Attention—A portfolio manager who is responsible for managing multiple funds and other accounts may devote unequal time and attention to the management of those funds and other accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds or other accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and other accounts overseen by a particular portfolio manager have different investment strategies.
Knowledge and Timing of Series Trades—A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Series. Because of his or her position with the Series, the portfolio manager knows the size, timing and possible market impact of the Series’ trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Series.
Investment Opportunities—A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Series and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Series and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Series and another account. Advice given to, or investment or voting decisions made for, other accounts may affect or conflict with investment decisions made for the Series. In addition, the Investment Manager may develop and implement new trading strategies or seek to participate in new investment opportunities or trading strategies. The opportunities and strategies may not be employed across all funds and other accounts equally, even if the opportunity or strategy is consistent with the investment guidelines of such funds or other accounts. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Selection of Brokers/Dealers—Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Series, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that the portfolio manager manages.
Performance Fees—A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that the portfolio manager believes might be the most profitable to accounts with a heavily performance-oriented fee.
Compensation Information—The Investment Manager compensates portfolio management staff for their management of the Series’ portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The Investment Manager’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. The Investment Manager’s deferred compensation program includes equity that vests over a period of years. All employees of the Investment Manager are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

PROXY VOTING
The Board of Trustees of the Trust has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to the Series’ underlying securities holdings. Please see Appendix B for the Proxy Voting Procedures of the Investment Manager.
The Series will be required to file SEC Form N-PX, with its complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form will be available without charge: (1) from the Series, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.

DISTRIBUTOR
Guggenheim Funds Distributors, LLC (the “Distributor”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, a Maryland corporation, serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Series on a continuous basis. The Distributor also acts as principal underwriter for other series of the Trust, Guggenheim Strategy Funds Trust, Guggenheim Funds Trust, Rydex Series Funds, Rydex ETF Trust, Rydex Variable Trust, Rydex Dynamic Funds, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2.
The Distribution Agreement between Guggenheim Funds Distributors, LLC and the Trust became effective as of April 30, 2014, and is renewable annually either by the Trust’s Board of Trustees or by a vote of a majority of the Trust’s outstanding securities, and in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days written notice.

PORTFOLIO TURNOVER
Portfolio turnover rates may vary greatly from year to year as well as within a particular year. In the fiscal year ended December 31, 2014 , the Series experienced a decrease in its portfolio turnover rates compared to its portfolio turnover rates for the previous fiscal years due to changes in its investment strategies.

HOW NET ASSET VALUE IS DETERMINED
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” The NAV of the Series serves as the basis for the purchase and redemption price of the Series' shares. The NAV of the Series is calculated by dividing the market value of the Series' securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Series. With respect to portfolio securities and assets of the Series for which market quotations are not readily available, or which cannot be accurately valued with the Series’ valuation procedures, the Series will fair value those securities and assets.

Equity securities traded on a domestic securities exchange (including ETFs, ADRs and GDRs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, then an exchange-traded equity security is valued on the basis of broker quotes. Over-the-counter (“OTC”) securities held by the Series are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of the Series that are usually traded on multiple exchanges or markets are taken at the last sales price of such securities on the principal exchange or market on which they are traded.
Debt securities with a maturity greater than 60 days at the time of purchase will be generally valued based on market quotations from pricing services, except as specified below. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. If prices obtained from pricing services are unavailable, then the securities are generally fair valued. Certain securities may also be valued based on broker quotations.
The Series will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less at the time of purchase for purposes of determining the NAV of its shares. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If it is deemed that amortized cost does not represent fair value, then market quotations from a pricing service will be used.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using market quotations provided by a pricing service.
For investments in an underlying open-end mutual fund, or investments in any wholly-owned foreign subsidiary, the Series values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.
Options on securities and indices purchased by the Series generally are valued at their closing price or last sales price on the primary exchange or market for that option; if the last sale price is unavailable, the Series will seek a quote from broker-dealers. A U.S. exchange-traded futures contract will be valued generally based upon the last tick after the close of regular trading on the NYSE.
The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A credit default swap will be valued on the basis of the current index price and may be adjusted based on current day swap curves. An interest rate swap is generally valued using the closing price from the prior day, subject to an adjustment.
The loans (including syndicated bank loans) in which the Series may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by a pricing service. If no pricing service is available, the valuations may be based on broker quotations or may be fair valued.
For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollars at the relevant foreign exchange rate as obtained from a pricing service/vendor as set forth in the Series’ valuation procedures.
The Series may fair value an asset when a market quotation is not readily available, is not reliable, or the valuation of an asset does not reflect the asset’s fair value. The Series also may value its foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Series and has delegated certain responsibilities for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Managers and other committee members.

PORTFOLIO TRANSACTIONS
Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Series. In reaching a judgment relative to the qualifications of a broker-dealer (“broker”) to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including the overall reasonableness of commissions paid to the broker, the firm’s general execution and operational capabilities, its responsiveness (which may include such things as the broker’s willingness to commit capital and whether the broker’s representatives are accommodating), and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line database systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.
In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager must allocate the value of the computer and other equipment into research and non‑research categories. Since that portion allocable to research can be paid from Series brokerage commissions rather than being paid by the Investment Manager, the Investment Manager will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager may be produced by parties other than the broker effecting the portfolio transaction.
If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Series. Portfolio transactions may also be placed with the Distributor to the extent and in the manner permitted by applicable law.
In addition, brokerage transactions may be placed with broker/dealers who sell variable contracts offered by SBL or shares of the Series managed by the Investment Manager and who may or may not also provide investment information and research services.
The Series may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not purchase investment information or research services in connection with such principal transactions. The Investment Manager, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.
The Investment Manager may enter into agreements with certain brokers, called “Commission Sharing Agreements,” pursuant to which the Investment Manager may place trades on behalf of its clients, including the Series, with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades’ execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of the Investment Manager and its clients, including the Series.
Securities held by the Series may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition, SBL, an affiliate of the Investment Manager, may also hold some of the same securities as the Series. When selecting securities for purchase or sale for the Series, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts.
Subject to the Investment Manager’s obligation to seek best execution, such purchases or sales may be executed simultaneously or “bunched.” It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis.
While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Series’ transaction, it is believed that this procedure generally contributes to better overall execution of the Series’ portfolio transactions. The Board of Trustees of the Trust has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Trust and its shareholders. With respect to the allocation of initial public offerings (“IPO”), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.
The following table sets forth the brokerage fees paid by the Series during the last three fiscal years and certain other information:

Year	Total Brokerage Commissions Paid	Transactions Directed to and Commissions Paid to Broker-Dealers who also Performed Services
		Transactions	Brokerage Commissions
2014	$1,998	$0	$0
2013	$62,995	$0	$0
2012	$100,972	$69,377,482	$36,187
During its most recently completed fiscal year, the Series remained unable to pursue fully its investment strategies and, therefore, engaged in fewer portfolio transactions and paid lower brokerage commissions than in prior years.
DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Trust by the separate accounts of insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of the Series as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the application of the diversification rules under Sections 851(b) and 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, the United States Treasury regulations thereunder and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Trust.
The Series has elected and intends to qualify annually to be treated as a regulated investment company under the Code.
To qualify as a regulated investment company, the Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or net income derived from an interest in a qualified publicly traded partnership or currencies (“Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Series’ assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series’ total assets or 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or one or more qualified publicly traded partnerships. The Treasury Department (“Treasury”) is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.
Assuming the Series qualifies as a regulated investment company and distributes dividends of an amount at least equal to 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year generally will not be subject to U.S. federal income tax on its income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders (the “Annual Minimum Distribution Requirement”). The Series intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.
Generally, regulated investment companies must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid this tax, a regulated investment company must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12‑month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Series intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by the Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like the Series, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts, and certain qualified pension plans, tax-exempt entities and certain other entities. (For this purpose, any shares of the Series attributable to an investment in the Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of the Series is met, the excise tax will be inapplicable to the Series.
If the Series were unable to distribute an amount at least equal to the Annual Minimum Distribution Requirement within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of the Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies, in making tax-related computations, and in complying with the Code Sections 851(b) and 817(h) diversification requirements. Thus, if the Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties), or it might be unable to satisfy the Code Section  817(h) diversification requirements, discussed below.
Code Section 817(h) Diversification—To comply with regulations under Section 817(h) of the Code, the Series will be required to diversify its investments so that on the last day of each quarter of a calendar year (or within 30 days after such quarter), no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of a single issuer are treated as one investment and obligations of each U.S. government agency and instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.
Section 817(h) of the Code provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied (as discussed above) and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs.
For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies.

In the event that the Series fails to meet the requirements of the diversification regulations, any variable contract based on that Series would not be treated as a life insurance or annuity contract for federal income tax purposes. For this purpose, a contract will be based on the Series if amounts received under such contract, or earnings thereon, are allocated to the Series. If a variable contract is no longer treated as a life insurance or annuity contract, the owner of the contract would be subject to current taxation on the income on the contract for taxable years in which such failure occurs, and thereafter. If the contract is a life insurance contract under local law, however, then certain amounts paid as death benefits will be treated as amounts paid under a life insurance contract for federal income tax purposes. If the failure to meet the diversification regulations is shown to be inadvertent, Security Benefit Life Insurance Company (or its affiliated life insurance company) as the insurance company that issued the variable contract, may be permitted to bring the Series into compliance with those rules. In such case, the diversification regulations contemplate the payment of a “toll charge” based on the tax that owners of the variable contracts that are based on the “failed” Series would have paid on the income on the contract during the period when the account failed to meet the diversification regulation. Accordingly, compliance with the diversification regulations, as they may be modified from time to time, is important, and will be carefully monitored by the Series. Compliance with the diversification regulations may have the effect of reducing the return of the Series, as the investments and strategies utilized by a portfolio may be different from what the Series’ adviser might otherwise believe to be desirable.
In connection with the issuance of the diversification regulations, the Treasury announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract-owner’s control of the investments of a separate account may cause the contract-owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract-owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract-owner’s gross income. Thus far, the Treasury has issued several pronouncements. These pronouncements, plus any future rules and regulations proscribing investment control, may adversely affect the ability of the Series of the Trust to operate as described herein. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus or that the Series will not have to change its investment objective or objectives, investment policies, or investment restrictions.
ORGANIZATION
The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more classes or series.
The Trust has authorized the issuance of an unlimited number of shares and currently has issued its shares in 16 series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.
     On certain matters, such as the election of Trustees, all shares of the Trust vote together. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.
The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast in person or by proxy at a meeting of shareholders.
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT
The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, acts as custodian for the portfolio securities of the Series, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850, an affiliate of the Investment Manager, acts as the transfer and dividend-paying agent for the Series.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Series’ independent registered public accounting firm, Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, audits and reports on the Series’ annual financial statements, reviews certain regulatory reports, prepares the Series’ federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Series.

FINANCIAL STATEMENTS
The Series’ audited financial statements for the fiscal year ended December 31, 2013 and unaudited financial statements for the fiscal period ended June 30, 2014, including notes thereto and the report of Ernst & Young LLP , independent registered public accounting firm, are incorporated herein by reference. A copy of the Series’ 2013 Annual Report and Semi-Annual Report to Shareholders may be obtained by telephoning the Transfer Agent at 800.820.0888 or by visiting www.guggenheiminvestments.com.
Family of Funds, for disclosure purposes in this Statement of Additional Information, include series of: Guggenheim Funds Trust; Guggenheim Variable Funds Trust; Rydex Series Funds; and Rydex Dynamic Funds.

APPENDIX A
DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Prime rating is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
Commercial paper rated “A” by Standard & Poor’s Corporation (“S&P”) has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A‑1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A‑1, A‑2 or A‑3.

DESCRIPTION OF BOND RATINGS

Moody’s Investors Service, Inc.—
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or

A-1

have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NOTE: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid‑range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Corporation—
AAA—Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A—Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C—The rating C is reserved for income bonds on which no interest is being paid.
D—Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.
NOTE: Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

A-2

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

Security Investors, LLC
General Policy
As an investment adviser, the Firm must treat voting rights as to securities held in clients’ portfolios in a manner that is in those clients’ best interests.
COMPLIANCE PROCEDURES
The Proxy Voting Guidelines, attached as Exhibit A to these Proxy Voting Policies and Procedures, set forth the guidelines that the Firm uses in voting specific proposals. However, the vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Proxy Voting Guidelines, the reasons therefor shall be documented in writing. The manner in which specific proposals are to be voted, may differ based on the type of client account. For example, a specific proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.
The Firm has delegated to an independent third party (the "Service Provider"), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Firm of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e. proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Firm has indicated that a decision will be made on a case-by-case basis).
Proposals which are either not addressed in the Proxy Voting Guidelines, or which are indicated to be voted case-by-case, are sent by the Service Provider to the Firm's compliance officer. If the compliance officer determines that there is no material conflict of interest, the proposal is forwarded to the applicable portfolio manager and is voted in accordance with his or her recommendation. Proposals where it is determined that the Firm does have a material conflict of interest are handled as described in Section 2.
MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION
The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm or its affiliates may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Determination of whether there is a material conflict of interest between the Firm and a client due to (a) the provision of services or products by the Firm or a Firm affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of the Firm or its affiliates and proponents of a proxy issue or (c) any other matter or thing, shall be made by the Firm’s compliance officer. The compliance officer may consult with the Law Department regarding any potential conflict of interest.
If a material conflict of interest is determined to exist, it may be resolved in any of the following ways:

(a)	Following the vote recommendation of an independent fiduciary appointed for that purpose.

(b)	Voting pursuant to client direction.

(c)	Abstaining.

(d)	Disclosing the conflict to the client and obtaining their consent prior to voting.

(e)	Voting according to a pre-determined policy as set forth in the Proxy Voting Guidelines.
The method selected by the Firm to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

RESPONSIBILITY AND OVERSIGHT
It is the responsibility of the Firm's compliance officer to monitor the proxy voting process. The compliance officer may designate an employee to carry out the day-to-day functions of tracking compliance with these Proxy Voting Policies and Procedures.
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client has delegated voting discretion to the Firm, the client must instruct its custodian bank to deliver all relevant voting material to the Firm.
UNDUE INFLUENCE
If at any time any person involved in the Firm's proxy voting process is pressured or lobbied either by the Firm’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to the Firm’s compliance officer, or in his or her absence, to the Law Department. A determination will then be made regarding this information, keeping in mind the Firm's duty of loyalty and care to its clients.
RECORDKEEPING AND DISCLOSURE
The Firm will maintain the following records relating to proxy votes cast under these policies and procedures:

(a)	A copy of these policies and procedures.

(b)	A copy of each proxy statement the Firm receives regarding client securities.

(c)	A record of each vote cast by the Firm on behalf of a client.

(d)	A copy of any document created by the Firm’s personnel that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

(e)
A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request (regardless of whether such client request was written or oral) for information on how the Firm voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Firm may rely on one or more third parties to make and retain the records referred to in items (b) and (c) above.
The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, including the Proxy Voting Guidelines, upon written request. The Firm will make specific client information relating to proxy voting available to a client upon written request.
SPECIAL SITUATIONS
In certain situations, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
Securities Lending. Various accounts over which the Firm has proxy voting discretion participate in securities lending programs. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. Efforts to recall loaned securities are not always effective. However, the Firm reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.
Share Blocking. In certain countries the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question ("share blocking"). The portfolio manager retains the final authority to determine whether to block the shares in the client's account or to forego voting the shares.

Lack of adequate information, untimely receipt of proxy or excessive costs. The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. The Firm’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.

805 King Farm Blvd. Suite 600
Rockville, Maryland 20850
www.guggenheiminvestments.com
SBLVTZ-SAI-0115x0515

GUGGENHEIM VARIABLE FUNDS TRUST
PART C.  OTHER INFORMATION

Item 28.    Exhibits

(a)	Declaration of Trust(4)

(b)	Bylaws(4)

(c)	Reserved

(d)	(1) Investment Advisory Agreement with respect to Series F and Series M(4)
(2)    Amended and Restated Investment Advisory Contract with respect to each Series except Series F,
Series M and Series Z(7)
(3)    Investment Advisory Contract with respect to Series Z(6)

(e)	Distribution Agreement with Guggenheim Funds Distributors, LLC(4)

(f)	Not applicable

(g)	(1) Custody Agreement - The Bank of New York Mellon(1)
(2)    Amended and Restated Schedule II to Custody Agreement - The Bank of New York Mellon(5)

(h)	(1) Expense Limitation Agreement with respect to Series F and Series M(4)
(2)    Expense Limitation Agreement with respect to Series C, Series E, Series O, Series P and Series Z(7)
(3)    Fund Accounting and Administration Agreement(4)
(4)    Amendment to Fund Accounting and Administration Agreement(8)
(5)    Transfer Agency Agreement(4)
(6)    Amendment to Transfer Agency Agreement to include Series Z(6)

(i)	(1) Legal Opinion with respect to each Series except Series Z(4)
(2)    Legal Opinion with respect to Series Z(6)

(j)	(1) Consent of Independent Registered Public Accounting Firm with respect to each Series except Series E, Series P and Series Z(4)
(2)    Consent of Independent Registered Public Accounting Firm with respect to Series E and Series P(7)
(3)    Consent of Independent Registered Public Accounting Firm with respect to Series Z - Filed herewith

(k)	Not applicable

(l)	Not applicable

(m)	(1) Distribution and Shareholder Services Plan with respect to Series E, Series F, Series M and
Series P(7)
(2)    Amended and Restated Distribution and Services Agreement with respect to Series E, Series F, Series
M and Series P(7)

(n)	Not applicable

(o)	Reserved

(p)	(1) Code of Ethics - Guggenheim Variable Funds Trust, Security Investors, LLC and Guggenheim Funds
Distributors, LLC(9)
(2)    Code of Ethics - Guggenheim Partners Investment Management, LLC(2)

(q)	Powers of Attorney(3)

(1)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 69 to Registration Statement 2-59353 (filed April 30, 2013).

(2)	Incorporated herein by reference to the Exhibits filed with Guggenheim Strategy Funds Trust’s Registration Statement on Form N-1A 811-22946 (filed March 11, 2014).

(3)	Incorporated herein by reference to the Exhibits filed with Guggenheim Funds Trust’s Post-Effective Amendment No. 142 to Registration Statement 2-19458 (filed April 16, 2014).

(4)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 76 to Registration Statement 2-59353 (filed April 30, 2014).

(5)	Incorporated herein by reference to the Exhibits filed with Guggenheim Funds Trust’s Post-Effective Amendment No. 150 to Registration Statement 2-19458 (filed September 24, 2014).

(6)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 81 to Registration Statement 2-59353 (filed September 24, 2014).

(7)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 83 to Registration Statement 2-59353 (filed October 17, 2014).

(8)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 85 to Registration Statement 2-59353 (filed November 26, 2014).

(9)	Incorporated herein by reference to the Exhibits filed with Guggenheim Funds Trust’s Post-Effective Amendment No. 157 to Registration Statement 2-19458 (filed November 26, 2014).

Item 29.    Persons Controlled by or Under Common Control with Registrant
The Board of Trustees of the Registrant is the same as the board of certain other registrants, each of which has Security Investors, LLC (“Security Investors”), Guggenheim Partners Investment Management, LLC (“GPIM”), or an affiliate of Security Investors or GPIM as its investment adviser. In addition, the officers of the Registrant are substantially identical to those of the other registrants. Nonetheless, the Registrant takes the position that it is not under common control with the other registrants because the power residing in the respective boards and officers arises as the result of an official position with the respective registrants.
Item 30.    Indemnification
Article VII, Section III of the Registrant’s Declaration of Trust, which is filed hereunder, provides for indemnification of the Trustees, officers, employees and other agents of the Registrant who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.
A policy of insurance covering Security Investors, LLC, Guggenheim Funds Distributors, LLC, Rydex Funds Services, the Registrant and certain other registrants advised by Security Investors, GPIM, or an affiliate of Security Investors or GPIM insures the Registrant’s trustees and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties. The independent trustees are also covered under a joint independent directors liability (“IDL”) insurance policy that covers the independent trustees of the other registrants.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.    Business or Other Connections of Investment Adviser
Security Investors serves as investment adviser to each Series, except Series F (Floating Rate Series) and Series M (Macro Opportunities Series). Security Investors is primarily engaged in the provision of investment advisory and management services to mutual funds and private accounts. The directors and officers of Security Investors consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of Security Investors is or has been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years. Information as to the executive officers and directors of Security Investors is included in its Form ADV as filed with the SEC (File No. 801-8008) pursuant to the Investment Advisers Act of 1940, as amended.

GPIM serves as investment adviser for Series F (Floating Rate Series) and Series M (Macro Opportunities Series).  GPIM is primarily engaged in the provision of investment advisory and management services to registered investment companies and private accounts. The directors and officers of GPIM consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of GPIM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of GPIM is included in its Form ADV as filed with the SEC (File No. 801-66786) pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.    Principal Underwriters

(a)
Guggenheim Funds Distributors, LLC serves as the principal underwriter for the Registrant, Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Variable Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2.

(b)	The following information is furnished with respect to the directors and officers of Guggenheim Funds Distributors, LLC:

(1) Name and Principal Business Address	(2) Position and Offices with Underwriter	(3) Position and Offices with Registrant
Donald Cacciapaglia 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Executive Officer and President	Chief Executive Officer, President and Trustee
Dominick Colgiandro 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Operating Officer	None
Dennis R. Metzger 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Compliance Officer	None
Kevin M. McGovern 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President	None
Julie Jacques One Security Benefit Place Topeka, KS 66636	Chief Financial Officer and Treasurer	None
Amy J. Lee 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President and Secretary	Chief Legal Officer and Vice President
Elisabeth A. Miller 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President	Chief Compliance Officer
Douglas Mangini 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Senior Vice President	None
William Belden 227 West Monroe Street Chicago, IL 60606	Vice President	Vice President

(c)    Not applicable.
Item 33.    Location of Accounts and Records
Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636‑0001, 805 King Farm Blvd., Rockville, MD 20850, 40 East 52nd Street, 16th Floor, New York, NY 10022, 9401 Indian Creek Parkway, 40 Corporate Woods, Suite 850, Overland Park, KS 66210, 94 N. Broadway, Irvington, NY 10533 and 801 Montgomery St., 2nd Floor, San Francisco, CA 94133; Lexington Manage-ment Corporation, Park 80 West, Plaza Two, Saddle Brook, NJ 07663; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202; Meridian Investment Manage-ment Corporation, 12835 Arapahoe Road, Tower II, 7th Floor, Englewood, CO 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI 53051; Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404; Alliance Capital Manage-ment, L.P., 1345 Avenue of the Americas, New York, NY 10105; Oppenheimer Management Corporation, 498 Seventh Avenue, New York, NY 10018; Wellington Management Company, LLP, 75 State Street, Boston, MA 02109; Northern Trust Investments, N.A., 50 La Salle Street, Chicago, IL 60603, RS Investment Management, L.P., 388 Market Street, San Francisco, CA 94111; Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, FL 33394; and The Dreyfus Corporation, 200 Park Avenue, New York, NY 10166. Records relating to the duties of the Registrant’s custodian are maintained by UMB, n.a., 928 Grand Avenue, Kansas City, MO 64106, Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, NY 11245, Banc of America Securities, LLC, 9 West 57th Street, New York, NY 10019, State Street Bank & Trust Company, 225 Franklin, Boston, MA 02110 and The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, NY 11217.

Item 34.    Management Services
Not applicable.
Item 35.    Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused Post-Effective Amendment No. 87 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland on the 27th day of January 2015.

GUGGENHEIM VARIABLE FUNDS TRUST (the Registrant)
By:	Donald C. Cacciapaglia
Donald C. Cacciapaglia, Chief Executive Officer and President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 27th day of January 2015.

Randall C. Barnes
Trustee

Donald A. Chubb, Jr.
Trustee

Jerry B. Farley
Trustee

Roman Friedrich III
Trustee

Robert B. Karn III
Trustee

Ronald A. Nyberg
Trustee

Maynard F. Oliverius
Trustee

Ronald E. Toupin, Jr.
Trustee
GUGGENHEIM VARIABLE FUNDS TRUST
By:	AMY J. LEE
Amy J. Lee, Chief Legal Officer, Vice President and Attorney-In-Fact for the Trustees Whose Names Appear Opposite
By:	JOHN L. SULLIVAN
John L. Sullivan, Chief Financial Officer and Treasurer
By:	DONALD C. CACCIAPAGLIA
Donald C. Cacciapaglia, Chief Executive Officer, President and Trustee

EXHIBIT INDEX

(j)(3)     Consent of Independent Registered Public Accounting Firm with respect to Series Z